Exhibit 10.6

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT NO. 6 TO SERVICING AGREEMENT

THIS AMENDMENT NO. 6 TO SERVICING AGREEMENT (this “Amendment”) is made effective as of January 31, 2019 (the “Effective Date”) by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and Fifth Third Bank, an Ohio-chartered, FDIC-insured bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Servicing Agreement (as defined herein).
WITNESSETH:
WHEREAS, Lender and Servicer have previously entered into that certain Servicing Agreement dated as of August 25, 2016, as amended (collectively, the “Servicing Agreement”);
WHEREAS, Lender and Servicer desire to further amend the Servicing Agreement as set forth herein;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:
1.    Effective as of the Effective Date, the Servicing Agreement is hereby amended as follows:
a.    Section 2.01(c) of the Servicing Agreement is hereby amended by deleting the first sentence thereof and inserting the following:

“Servicer agrees to deliver to Lender, on a daily basis, the daily reports referenced in Schedule B. Further, Servicer agrees to deliver to Lender by no later than the fourth Business Day of each month the monthly Servicer reports with respect to the Loans and no later than the tenth Business Day of each quarter the quarterly Servicer reports with respect to the Loans, in each case as set forth on Schedule B.”

b.    Section 3.01 of the Servicing Agreement is hereby amended by adding the following as a new Section 3.01(h) immediately after Section 3.01(g):

“(h)    [*****].”

c.    Schedule B to the Servicing Agreement is hereby amended by adding the following at the end thereof:
“[*****]”

2.    Except as expressly amended hereby, the Servicing Agreement shall remain in full force and effect.

Exhibit 10.6

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

3.    This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By:     /s/ Robert Partlow
Name:    Robert Partlow
Title:    CFO

LENDER:

FIFTH THIRD BANK

By:     /s/ Richard Stein
Name:    Richard Stein
Title:    EVP - Chief Credit Officer

By:     /s/ Ben Hoffman
Name:    Ben Hoffman
Title:    SVP